SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 15, 1998


                                   SCIOS INC.
               (Exact Name of Registrant as Specified in Charter)



    Delaware                       0-11749                       95-3701481
(State of Other Jurisdiction      (Commission                   (IRS Employer
  of Incorporation)                File Number)              Identification No.)



             2450 Bayshore Parkway, Mountain View, California 94043
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (650) 966-1550

Item 5.  Other Events

         On September 15, 1998, Scios Inc. announced that it had appointed Richard B. Brewer as President and Chief Executive Officer and a director and that Richard L. Casey had retired as an officer and director. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Exhibits.

         99.1     Press Release dated September 15, 1998









         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf of the undersigned, thereunto duly authorized.

                                            SCIOS INC.


Date:  October 27, 1998                     By:     /s/ John H. Newman
                                                  ------------------------------
                                                  John H. Newman
                                                  Senior Vice President

                                INDEX TO EXHIBITS

                                   SCIOS INC.

                    Report on Form 8-K dated October 27, 1998


Exhibit           Description                                      Method of Filing
99.1              Press Release dated September 15, 1998           Filed electronically herewith